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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K

                                Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2000


                      GULF STATES STEEL, INC. OF ALABAMA
                      ----------------------------------
                   (Debtor-in-Possession as of July 1, 1999)
            (Exact name of registrant as specified in its charter)

Alabama                                                63-114 1013
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(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)

174 South 26th Street

Gadsden, Alabama                                       35904-1935
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(Address of principal executive offices)               (Zip Code)

                                (256) 543-6100
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             (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

On May 22, 2000, the Registrant filed its proposed Plan of Reorganization (the "Plan") in its Chapter 11 Bankruptcy case with the United States Bankruptcy
Court for the Northern District of Alabama.   The Plan must be voted on by
creditors and is subject to Bankruptcy Court approval. The Bankruptcy Court has scheduled a hearing to consider approval of the Registrant's disclosure statement with respect to the Plan for June 23, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     EXHIBIT.

99.1    The registrant's Press Release dated May 22, 2000 (filed herewith)
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GULF STATES STEEL, INC. OF ALABAMA
                                   --------------------------------------------
                                   (Registrant)

                                   /s/ James Grimm
                                   --------------------------------------------
                                   James Grimm, Senior Vice President and Chief
                                   Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number      Description
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99.1                The Registrant's Press Release dated May 22, 2000